                    TABLE OF CONTENTS

A Farewell from the Chairman.....................  1
Portfolio of Investments.........................  2
Statement of Assets and Liabilities..............  7
Statement of Operations..........................  8
Statement of Changes in Net Assets...............  9
Financial Highlights............................. 10
Notes to Financial Statements.................... 12
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VQC ANR 12/98

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,


[SIG]
Don G. Powell


            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.5%
          CALIFORNIA  95.5%
$ 2,100   Alameda, CA Pub Fin Auth Rev Marina Vlg Assmt
          Dist Rfdg.......................................    6.375%  09/02/14  $  2,156,112
  1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................    5.875   04/01/22     1,086,700
  1,090   Baldwin Park, CA Pub Fin Auth San Gabriel River
          Tax Alloc (MBIA Insd)...........................    5.000   08/01/21     1,091,363
  1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg......................................    7.500   05/01/23     1,851,065
  1,055   Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition.....................................    7.000   04/01/27     1,138,757
  1,000   California Edl Fac Auth Rev Pooled Coll & Univ
          Projs B.........................................    6.125   04/01/13     1,086,440
  2,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................    6.000   03/01/16     2,097,980
  2,000   California Edl Fac Auth Rev Univ of La Verne....    6.375   04/01/13     2,141,140
  1,800   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A................................    7.000   12/01/10     1,951,974
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)...........................................    6.100   02/01/28     1,069,910
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................    6.100   08/01/29     1,072,470
  1,090   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)............................................    6.750   08/01/11     1,159,727
  1,000   California Hsg Fin Agy Rev Home Mtg Ser M (MBIA
          Insd)...........................................    5.550   08/01/17     1,045,060
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd)...........................................    7.000   08/01/26     2,259,284
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................    6.850   08/01/15     3,213,840
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................    6.875   08/01/24     8,751,670
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd)................    6.000   07/01/27    10,758,000
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co Ser B (AMBAC Insd)..........    6.400   12/01/24     4,403,320
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded @
          07/01/04).......................................    6.750   07/01/17     8,702,460
    880   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............    7.800   02/01/28     1,037,916
  1,000   California St (AMBAC Insd)......................    6.200   02/01/16     1,022,040
  3,500   California St Ser BH (FSA Insd).................    5.200   12/01/11     3,570,805
  1,000   California St Ser BH (FSA Insd).................    5.400   12/01/15     1,029,390
  1,000   California St Ser BH (FSA Insd).................    5.400   12/01/16     1,029,390
  3,655   California St Cpn Muni Rcpts....................        *   03/01/08     2,471,548
  3,655   California St Cpn Muni Rcpts....................        *   09/01/09     2,296,473
  9,600   California St Prin Muni Rcpts...................        *   09/01/09     6,031,776
  4,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................    5.625   10/01/34     4,126,640
  8,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01).......................................    6.750   12/01/21     8,899,760

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Camarillo, CA Multi-Family Hsg Park Glenn Apts
          (FNMA Collateralized)...........................    5.400%  03/01/28  $  1,016,790
  1,555   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1............................................    7.375   09/02/22     1,703,471
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................    6.250   09/01/11     1,148,550
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers Ser C............................        *   02/01/01     1,882,503
  1,000   Central Vly Sch Dist Fin Auth CA Cap Apprec Sch
          Dist Ser A Rfdg (MBIA Insd).....................        *   02/01/10       610,420
  1,565   Central Vly Sch Dist Fin Auth CA Cap Apprec Sch
          Dist Ser A Rfdg (MBIA Insd).....................        *   08/01/10       934,587
  2,605   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................    8.625   09/01/24     3,229,783
  2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)......................    5.500   11/01/22     2,122,980
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A...........................................    7.100   08/01/22     1,096,400
  1,000   Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................    6.500   09/01/15     1,070,180
  1,000   Delano, CA Ctfs Partn Delano Regal Med Cent.....    5.250   01/01/18       984,490
  1,935   Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03).......................................    9.250   01/01/22     2,400,174
  1,000   Duarte, CA Redev Agy Tax Alloc Davis Addition
          Proj Area Rfdg..................................    6.700   09/01/14     1,078,660
    905   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.......................................    7.875   02/01/15       945,300
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................    5.250   12/01/19     1,019,750
  1,000   Fontana, CA Redev Agy Tax Southeast Indl Park
          Proj Rfdg (MBIA Insd)...........................    5.000   09/01/22     1,001,180
  6,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A............................        *   01/01/27     1,352,220
  2,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)...............  0/7.050   01/01/10     1,653,000
  2,000   Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg....    5.500   10/01/19     1,964,560
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj................................    7.000   08/01/24     1,590,465
  1,000   Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................    6.200   10/01/25     1,043,890
  1,000   Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
          Insd)...........................................    5.000   11/01/18     1,008,000
    665   Inglewood, CA Redev Agy Tax Alloc Centy Redev
          Proj Ser A......................................    6.125   07/01/23       699,427
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr
          & Wastewtr Sys Fin Proj Ser A (Prerefunded @
          03/01/02) (MBIA Insd)...........................    6.700   03/01/22     3,534,538
  4,000   Los Angeles Cnty, CA Ctfs Partn (Prerefunded @
          11/01/01).......................................    6.600   11/01/11     4,419,520

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd) (c).....................    6.900%  06/30/08  $ 14,646,720
  1,665   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage (Prerefunded @ 05/01/03)........    7.550   11/01/08     1,906,325
  1,900   Los Angeles, CA Ctfs Partn......................    5.700   02/01/18     1,921,052
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)....................    5.700   12/01/27     2,680,925
  1,690   Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (GNMA Collateralized).....................    6.875   06/01/25     1,785,096
  1,000   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................    5.000   07/01/37       992,310
    795   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj......................................    6.300   06/01/11       856,151
  2,000   Needles, CA Pub Util Auth Util Sys
          Acquisition.....................................    6.500   02/01/22     2,124,960
  1,500   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A...........................................    6.750   09/01/20     1,642,860
  2,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj......................    6.750   11/15/14     2,159,620
  1,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn...........................................    7.000   11/15/11     1,132,540
  1,000   Oceanside, CA Mobile Home Pk Fin Auth Rev.......    5.800   03/01/28     1,015,610
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................    5.750   06/01/15     2,172,680
  1,500   Paramount, CA Multi-Family Rev Hsg Twin Twrs
          Apts Ser A Rfdg (GNMA Insd).....................    5.700   02/20/33     1,551,240
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
          Insd)...........................................        *   08/01/26     1,068,600
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.......................................        *   12/01/07     1,003,800
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West (Prerefunded @ 12/01/07)..............        *   12/01/17       641,300
  1,500   Pomona, CA Pub Fin Auth Rev Southwest Pomona
          Redev Proj Ser W Rfdg (MBIA Insd)...............    5.000   02/01/30     1,498,710
  1,100   Pomona, CA Redev Agy Tax Alloc Downtown No 2
          Redev Proj Ser U Rfdg...........................    5.750   04/01/19     1,097,976
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A..................................    6.800   01/01/19     1,068,600
  1,210   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A................................    6.700   09/01/23     1,335,913
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay
          Cent Redev Proj.................................    7.000   07/01/16     1,121,650
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg........    7.250   06/01/17     2,214,240
  1,360   Roseville, CA Fin Auth Local Agy Rev Northeast
          Cfd Bond Ser A Rfdg (FSA Insd)..................    5.000   09/01/21     1,361,360
  1,000   Sacramento, CA City Fin Auth Lease Rev (AMBAC
          Insd) (b).......................................    4.750   05/01/23       966,000
  1,000   Salinas, CA Santn Swr Sys Rev (FGIC Insd).......    5.000   08/01/20     1,004,050

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................    5.000%  08/01/28  $    996,080
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn
          Ser 91 B (Inverse Fltg) (Prerefunded @ 04/27/06)
          (MBIA Insd).....................................    8.670   04/08/21     7,912,500
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................    6.400   09/01/18     2,924,964
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................    6.100   09/01/19     5,465,950
  1,000   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12-A (FGIC Insd)......    5.800   05/01/21     1,062,330
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (Prerefunded @ 07/01/04) (FSA Insd).....    6.750   07/01/15     2,698,233
  5,000   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................        *   07/01/08     3,290,250
  3,520   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................        *   07/01/09     2,195,178
  4,250   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................        *   07/01/12     2,229,720
  2,130   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................        *   07/01/14       986,211
    800   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (FSA Insd)...................    6.750   07/01/15       916,960
  3,330   San Joaquin Hills, CA Transn Corridor Agy Toll
          Rd Rev Ser A Rfdg (MBIA Insd)...................        *   01/15/27       801,131
  1,000   San Jose, CA Single Family Mtg Rev Cap Apprec
          Ser A...........................................        *   04/01/16       420,900
  1,000   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (FNMA Insd)..........................    5.650   11/01/21     1,067,580
  3,000   Santa Clara Cnty, CA Fin Auth Lease Rev Multiple
          Facs Proj Ser B (AMBAC Insd) (b)................    5.500   05/15/10     3,142,440
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)....................................    6.875   11/15/14     1,185,890
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A...........................................    7.450   11/15/10     2,185,000
  1,325   Simi Valley, CA Cmnty Dev Agy Coml Rfdg Sycamore
          Plaza II........................................    6.000   09/01/12     1,347,008
  1,650   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).....................    6.900   10/01/24     1,741,427
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................    6.750   07/01/12     6,136,000
  1,000   Stockton, CA Cmnty Fac Dist Spl Tax.............    5.800   09/01/14     1,031,290
  1,000   Stockton, CA South Stockton Cmnty Facs Dist Spl
          Tax No 90-1 Rfdg................................    6.400   09/01/15     1,069,080

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,750   Tulare, CA Local Hosp Dist Hlth Fac Rev Ser A...    6.750%  12/01/21  $  2,977,150
  1,000   Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A...............................    5.875   02/01/28     1,012,050
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener
          Ranch Proj (FHA Gtd)............................    7.000   10/01/33     2,958,171
                                                                                ------------
                                                                                 236,787,629
                                                                                ------------
          GUAM  0.9%
  2,000   Guam Arpt Auth Rev Ser B........................    6.700   10/01/23     2,190,320
                                                                                ------------
          PUERTO RICO  1.0%
    761   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................    6.850   10/17/03       795,470
  1,580   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized).............    6.850   10/15/23     1,689,604
                                                                                ------------
                                                                                   2,485,074
                                                                                ------------
          U. S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg (Prerefunded @ 10/01/02).........    7.250   10/01/18     7,741,508
                                                                                ------------
TOTAL INVESTMENTS  100.5%
  (Cost $222,276,763).........................................................   249,204,531

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%).................................    (1,280,575)
                                                                                ------------
NET ASSETS  100.0%............................................................  $247,923,956
                                                                                ============

*Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

     The following table summarizes the portfolio composition at October 31, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

                     AAA.......................     49.6%
                     AA........................      5.7
                     A.........................     16.3
                     BBB.......................     11.6
                     BB........................      0.6
                     NR........................     16.2
                                                   -----
                                                   100.0%
                                                   =====

* As a Percentage of Long-Term Investments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $222,276,763).......................    $249,204,531
Receivables:
  Interest..................................................       3,537,035
  Investments Sold..........................................          65,000
Other.......................................................           2,657
                                                                ------------
      Total Assets..........................................     252,809,223
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,121,388
  Custodian Bank............................................         158,955
  Income Distributions--Preferred Shares....................         156,683
  Investment Advisory Fee...................................         147,987
  Administrative Fee........................................          42,282
  Affiliates................................................          12,290
Accrued Expenses............................................         154,154
Trustees' Deferred Compensation and Retirement Plans........          91,528
                                                                ------------
      Total Liabilities.....................................       4,885,267
                                                                ------------
NET ASSETS..................................................    $247,923,956
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,500 issued
  with liquidation preference of $50,000 per share).........    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,646,008 shares issued and
  outstanding)..............................................          96,460
Paid in Surplus.............................................     142,796,541
Net Unrealized Appreciation.................................      26,927,768
Accumulated Net Realized Gain...............................       2,395,073
Accumulated Undistributed Net Investment Income.............         708,114
                                                                ------------
      Net Assets Applicable to Common Shares................     172,923,956
                                                                ------------
NET ASSETS..................................................    $247,923,956
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($172,923,956 divided
  by 9,646,008 shares outstanding)..........................    $      17.93
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   For the Two Months Ended October 31, 1998
                       and the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                                        Two Months Ended       Year Ended
                                                        October 31, 1998     August 31, 1998
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.............................................      $ 2,406,668         $14,500,974
                                                           -----------         -----------
EXPENSES:
Investment Advisory Fee..............................          290,246           1,703,571
Administrative Fee...................................           82,927             486,735
Preferred Share Maintenance..........................           34,267             205,039
Custody..............................................            2,895              16,678
Trustees' Fees and Expenses..........................            1,362              27,621
Legal................................................            1,036              13,073
Other................................................           44,145             223,019
                                                           -----------         -----------
      Total Expenses.................................          456,878           2,675,736
                                                           -----------         -----------
NET INVESTMENT INCOME................................      $ 1,949,790         $11,825,238
                                                           ===========         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................      $    61,515         $ 2,333,794
                                                           -----------         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................       26,182,231          20,310,340
  End of the Period..................................       26,927,768          26,182,231
                                                           -----------         -----------
Net Unrealized Appreciation During the Period........          745,537           5,871,891
                                                           -----------         -----------
NET REALIZED AND UNREALIZED GAIN.....................      $   807,052         $ 8,205,685
                                                           ===========         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...........      $ 2,756,842         $20,030,923
                                                           ===========         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Two Months Ended October 31, 1998
                 and the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                          Two Months Ended      Year Ended         Year Ended
                                          October 31, 1998    August 31, 1998    August 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................      $  1,949,790       $ 11,825,238       $ 12,150,732
Net Realized Gain.....................            61,515          2,333,794            810,425
Net Unrealized Appreciation During the
  Period..............................           745,537          5,871,891          7,875,246
                                            ------------       ------------       ------------
Change in Net Assets from
  Operations..........................         2,756,842         20,030,923         20,836,403
                                            ------------       ------------       ------------
Distributions from Net Investment
  Income:
  Common Shares.......................        (1,590,741)        (9,531,032)        (9,815,485)
  Preferred Shares....................          (388,870)        (2,343,161)        (2,424,442)
                                            ------------       ------------       ------------
                                              (1,979,611)       (11,874,193)       (12,239,927)
                                            ------------       ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.......................               -0-           (649,552)          (690,815)
  Preferred Shares....................               -0-           (161,112)          (203,049)
                                            ------------       ------------       ------------
                                                     -0-           (810,664)          (893,864)
                                            ------------       ------------       ------------
Total Distributions...................        (1,979,611)       (12,684,857)       (13,133,791)
                                            ------------       ------------       ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............           777,231          7,346,066          7,702,612
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment...............           116,196            287,402                -0-
                                            ------------       ------------       ------------
TOTAL INCREASE IN NET ASSETS..........           893,427          7,633,468          7,702,612
NET ASSETS:
Beginning of the Period...............       247,030,529        239,397,061        231,694,449
                                            ------------       ------------       ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $708,114,
  $737,935 and $770,976,
  respectively).......................      $247,923,956       $247,030,529       $239,397,061
                                            ============       ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                        Year Ended
                                           Two Months Ended    -----------------------------------
                                           October 31, 1998      1998         1997         1996
--------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)..............          $17.846      $17.083      $16.283      $16.127
                                                    -------      -------      -------      -------
 Net Investment Income....................             .202        1.228        1.263        1.259
 Net Realized and Unrealized Gain/Loss....             .084         .852         .902         .233
                                                    -------      -------      -------      -------
Total from Investment Operations..........             .286        2.080        2.165        1.492
                                                    -------      -------      -------      -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders............             .165         .990         1.02        1.050
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.........................             .040         .243         .252         .286
 Distributions from and in Excess of Net
   Realized Gain:
   Paid to Common Shareholders............              -0-         .067         .072          -0-
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.........................              -0-         .017         .021          -0-
                                                    -------      -------      -------      -------
Total Distributions.......................             .205        1.317        1.365        1.336
                                                    -------      -------      -------      -------
Net Asset Value, End of the Period........          $17.927      $17.846      $17.083      $16.283
                                                    =======      =======      =======      =======
Market Price Per Share at End of the
 Period...................................         $18.4375      $17.875     $16.8125      $16.125
Total Investment Return at Market Price
 (b)......................................            4.09%*      12.96%       11.45%       14.89%
Total Return at Net Asset Value (c).......            1.37%*      10.99%       11.96%        7.60%
Net Assets at End of the Period (In
 millions)................................           $247.9       $247.0       $239.4       $231.7
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares**............            1.58%        1.59%        1.61%        1.64%
Ratio of Net Investment Income to Average
 Net Assets Applicable to Common Shares
 (d)......................................            5.40%        5.63%        6.05%        5.95%
Portfolio Turnover........................               2%*         21%          17%          10%
* Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.............            1.10%        1.10%        1.10%        1.11%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                             September 27, 1991
                                                (Commencement
August 31,                                      of Investment
----------------------------------------       Operations) to
            1995       1994       1993         August 31, 1992
-----------------------------------------------------------------
           $15.699    $17.454    $15.816                  $14.805
           -------    -------    -------                  -------
             1.269      1.286      1.305                    1.038
              .523     (1.693)     1.658                     .870
           -------    -------    -------                  -------
             1.792      (.407)     2.963                    1.908
           -------    -------    -------                  -------
             1.050      1.050       .981                     .698
              .311       .235       .206                     .199
              .002       .054       .110                      -0-
              .001       .009       .028                      -0-
           -------    -------    -------                  -------
             1.364      1.348      1.325                     .897
           -------    -------    -------                  -------
           $16.127    $15.699    $17.454                  $15.816
           =======    =======    =======                  =======
           $15.000    $15.500    $16.750                  $15.125
             3.95%      (.90%)    18.66%                    5.69%*
            10.02%     (3.81%)    17.89%                   11.80%*
            $230.2     $226.1     $243.0                   $227.2
             1.66%      1.62%      1.58%                    1.55%
             6.22%      6.34%      6.70%                    6.09%
               16%         7%        26%                      93%*
             1.10%      1.10%      1.07%                    1.09%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust, formerly known as Van Kampen American Capital California Quality Municipals, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1998, for federal income tax purposes cost of long-term investments is $222,276,763; the aggregate gross unrealized appreciation is $26,939,528 and the aggregate gross unrealized depreciation is $11,760, resulting in net unrealized appreciation on long-term investments of $26,927,768.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the year ended August 31, 1998 have been identified and appropriately reclassified. Permanent book and tax basis differences relating to expenses which are not deductible for tax purposes totaling $15,914 were reclassified from accumulated undistributed net investment income to capital.

    For the two months ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Fund recognized expenses of approximately $300 and $4,100, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Fund recognized expenses of approximately $13,100 and $88,800, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At October 31, 1998, August 31, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $142,796,541, $142,680,409 and $142,409,084, respectively.
     Transactions in common shares were as follows:

                                 Two Months Ended        Year Ended         Year Ended
                                  October 31,1998      August 31, 1998    August 31, 1997
-----------------------------------------------------------------------------------------
Beginning Shares...............         9,639,553          9,623,295          9,623,295
Shares Issued Through Dividend
  Reinvestment.................             6,455             16,258                -0-
                                     ------------       ------------       ------------
Ending Shares..................         9,646,008          9,639,553          9,623,295
                                     ============       ============       ============

4. INVESTMENT TRANSACTIONS
For the two months ended October 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,584,560 and $4,160,065, respectively. For the year ended August 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $51,128,710 and $53,143,057, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                                October 31, 1998
--------------------------------------------------------------------------------

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. This type of Indexed Security is identified in the portfolio of investments. The price of this security may be more volatile than the price of a comparable fixed rate security.

6. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on October 31, 1998, was 3.050% and for the year then ended rates ranged from 3.050% to 3.150%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

7. CAPITAL GAIN DISTRIBUTION

On December 3, 1998 the Trust declared a capital gain distribution of $.1992 per common share, of which $.1830 is long-term and $.0162 is short-term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the

                                October 31, 1998
--------------------------------------------------------------------------------

internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the statement of changes in net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 1998, the results of its operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the changes in its net assets for the two-month period ended October 31, 1998 and each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 15, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen Funds Inc., 1998. All rights reserved.

(SM)denotes a service mark of Van Kampen Funds Inc.